UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, NE    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/14

Item 1.  Reports to Stockholders.

PSI MARKET NEUTRAL FUND
PSI TOTAL RETURN FUND
PSI STRATEGIC GROWTH FUND
PSI TACTICAL GROWTH FUND
PSI CALENDAR EFFECTS FUND

ANNUAL REPORT

JUNE 30, 2014

1-888-9-BUYPSI

(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

We are pleased to present the annual report for the five Portfolio Strategies, Inc. (PSI) Mutual Funds for the fiscal year ended June 30, 2014.

Some years ago there was a popular television show on the Discovery Channel called “Dirty Jobs” with Mike Rowe (who is now the spokesman for Ford). In this show, he would travel across the U.S. visiting places and doing jobs (for a day) that most of us would consider undesirable. The comedic element of the show came as Mike Rowe tried to learn things in one day that most people have learned over years. I think we can add Stock Market Analyst to the list of “dirty jobs.”

Case in point: what if I had told you that 1) the economy, as measured by the Gross Domestic Product (GDP), had contracted 3% in the first quarter of 2014; 2) the Federal Reserve had reduced its Quantitative Easing (the purchase of Treasury Bonds and mortgage securities to increase the money supply) from roughly $100 billion per month in 2013 to an expected $0 per month in October 2014; and 3) there were civil wars in Libya, Syria, and now Iraq (not to mention the turmoil in Eastern Europe). You may be wondering how far the stock market would be falling with all this bad news.

Instead, the major averages are all sitting at or close to record highs! For the second quarter of 2014, the Dow Jones Industrial Average is up 2.83%, the S&P 500 is up 5.23%, and the Russell 2000 Smallcap Index is up 2.05%. This is on top of 2013’s blockbuster returns. Bonds are up considerably as well. The Barclays Capital U.S. Aggregate Bond Index is up 3.93% for the year as those convinced that interest rates will rise are still awaiting their turn.

Put away your finance textbooks and forget about historical relationships. Bad news in the stock market may be bad, but it appears really bad news is now good! This is called “moral hazard.” If you bail someone out of a bad situation, that person will think you will continue to bail them out of the next bad situation and is therefore more prone to get into bad situations. The Federal Reserve, in its continuing efforts to keep the economy from turning down with programs such as Quantitative Easing (remember, this is the third go-around since they started this program), has, in essence, transmitted a message to the markets that any substantial dip will cause them to reverse their current (tightening) course, either by increasing their Quantitative Easing, or prolonging the artificially low interest rates the Federal Reserve sets.

They have done this before. From April 2003 to December 2007 (56 months), the Dow Jones did not decline more than 10% at any time. It was only an outside shock (the collapse of the subprime mortgage market) that overrode the bull market. Could we be at the same point now? While it is easy to think that this bull market will continue without pause, history has shown us that, no matter how much we may think this time is different, it ultimately does not pay to blindly put all your assets into the market. Portfolio Strategies, Inc. looks at the market everyday with an unbiased eye and tries to steer clear of harmful situations.

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created five different PSI Funds which attempt to achieve that goal: PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, PSI Total Return Fund, and PSI Calendar Effects Fund.

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Here is a brief overview of each Fund:

Market Neutral Fund: FXMAX

Investment Strategy

The Market Neutral Fund employs a market neutral trading model designed with the potential to exploit market anomalies that have historically caused a predictable pattern of leadership rotation among major stock indices and sectors that has been repeated month after month. Unlike typical investment strategies that are correlated to the markets and may suffer significant declines during periods of adverse market volatility, the Market Neutral Fund seeks positive absolute returns with less volatility than the S&P 500 Index.

The Market Neutral Fund was up slightly over the last year. Our goal for the Fund is to provide returns that are un-correlated to other asset classes. While positive gains are good, we are focused on increasing the Fund’s performance. To that end, we have added additional research. We attempt to further diversify the Fund by increasing buy and hold positions in other ETFs that have a similar market neutral or absolute return objectives. These moves have helped; however, most funds in this same category have only averaged small single-digit returns. We continue to monitor the Fund on a daily basis and are constantly looking for opportunities to improve performance.

The return for the Market Neutral Fund was 0.81% for the 1-year period ending June 30, 2014, and 0.81% year-to-date as of June 30, 2014. The return for the HFRX EH: Equity Market Neutral Index (the benchmark used for the Market Neutral Fund) was 2.32% for the 1-year period ending June 30, 2014, and 1.19% year-to-date as of June 30, 2014.

Total Return Fund: FXBAX

Investment Strategy

The Total Return Fund seeks to provide conservative growth using primarily fixed-income investments; however, equities are also used to diversify the portfolio. Total Return attempts to mitigate risk by trying to capture intermediate time-frame movements in the U.S. government bonds in both rising and falling markets.

The Total Return Fund was up for the last year, but slightly underperformed its benchmark. The reason for the underperformance came from the third quarter of 2013 when the Fund’s quantitative research held on to losing positions in the bond market. However, after this disappointing quarter, we added additional research to complement the existing model. We believe that this research provides a more stable investment return. Since that time, the Fund has outperformed its benchmark. While our goal is to outperform, we believe the risk metrics of the Fund will help to reduce the volatility of the bond market.

Going forward, as the Federal Reserve decides to slow its quantitative easing programs (QE2), we believe the bond market will continue to see volatility as the market tries to decide how and when this easing will affect our economy and ultimately interest rates. With that in mind, we are confident that our ability to hedge against rising interest rates and falling bond prices will help our Total Return Fund mitigate the fluctuations in bond prices.

The Total Return Fund returned 3.04% for the 1-year period ending June 30, 2014, and 4.23% year-to-date as of June 30, 2014. The return for the Barclays Capital US Aggregate Bond Index (the benchmark used for the Total Return Fund) was 4.37% for the 1-year period ending June 30, 2014, and 3.93% year-to-date as of June 30, 2014.

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Strategic Growth Fund: FXSAX

Investment Strategy

The Strategic Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The primary goal is to make gains in up markets. The secondary goal is to prevent major losses during market downturns.

The main purpose of the Strategic Growth Fund is to provide exposure to equity markets. However, when markets reach extreme levels of volatility, the Fund can use cash as an asset class in an attempt to reduce that volatility. Strategic Growth is up 6.53% for the 1-year period ending June 30, 2014, and 6.67% year-to-date as of June 30, 2014. The return for the HFN Long/Short Index (the benchmark used for the Strategic Growth Fund) was 12.27% for the 1-year period ending June 30, 2014, and 2.76% year-to-date as of June 30, 2014.

It was encouraging to see Strategic Growth holds gains through periods of volatility by underweighting equity exposure and overweighting VIX conditionally. Likewise, as the market started to recover and trend towards new highs in May and June, the strategy was also able to add value overweighting equities. Looking forward, we feel confident we will be able to adjust should there be a meaningful change in the market regime. Generally, we feel the Fund has the potential to do well in higher volatility environments. We can do this because our mathematical models interpret the overall market environment and adapt. Many times we also use cash to protect what we have earned.

Tactical Growth Fund: FXTAX

Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The primary goal is to prevent major losses during market downturns. The secondary goal is to make gains in up markets.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing a client the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

The Fund held positions in equities, but also held a significant amount in bonds and/or cash. The heavy cash position limited the upside, but held volatility to a minimum. Historically, investors in Tactical Growth could expect the Fund to underperform in up markets because of its allocation to cash. However, investors should also expect this Fund to outperform equity markets when they are falling because of its tendency to reduce equity allocations in down markets.

Tactical Growth is up 9.11% for the 1-year period ending June 30, 2014, and 1.72% year-to-date as of June 30, 2014. The return for the HFN Multi-Strategy Index (the benchmark used for the Tactical Growth Fund) was 9.57% for the 1-year period ending June 30, 2014, and 2.75% year-to-date as of June 30, 2014.

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Calendar Effects Fund: FXCAX

Investment Strategy

In the fourth quarter of 2013 we launched our new fund, the Calendar Effects Fund. The Calendar Effects Fund seeks to identify historically recurring cycles of market gains. These periods are selected for their relationship to long-established patterns in the activity of institutional investors—what we call Institutional Pressure (“IP”) days. These IP days correspond with periods when institutions tend to move large sums of money into the market. Examples of IP days include 401(k) and pension investments, tax periods, seasonal fluctuations, and holidays. By investing only during IP days, the Fund attempts to increase the chances of a positive return while avoiding market volatility during the remainder of the year.

The Calendar Effects Fund was up 2.74% for the second quarter of 2014, but flat for the year. This strategy remained in cash for a good portion of last few months since its inception. However, we did several trades in the first quarter that lost money despite the fact that historically this period results in higher equity prices. The IP days returned and we were able to pick up more consistent gains in the second quarter.

Calendar Effects returned 0.00% year-to-date as of June 30, 2014. (Calendar Effects has returned 1.40% since its inception on October 31, 2013.) The return for the Dow Jones Moderately Conservative U.S. Index (the benchmark used for the Calendar Effects Fund) was 5.30% year-to-date as of June 30, 2014 (the index has returned 7.10% since October 31, 2013).

We continue to have confidence that over-exposure to mutual funds such as ours can help to protect assets during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to you risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

Definitions

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

Dow Jones Industrial Average: The Dow Jones Industrial Average (DJIA) is a price weighted index based on the average price of 50 of blue chip stocks that are generally industry leaders.

Nasdaq Composite Index: The Nasdaq Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System.

Russell 2000® Index: The Russell 2000 Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You cannot invest directly in an index.

HFRX Equity Market Neutral: HFRX Equity Market Neutral employs sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and

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sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Equity Market Neutral strategies typically maintain characteristic net equity market exposure no greater than 10% long or short. You cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

HFN Long/Short Equity Index: This index includes funds that typically buy equity securities with the expectation they will go up in price and sell short equity securities with the expectation they will decline in price. Funds may either be “net long” or “net short” and may change their net position frequently. The basic belief behind this strategy is that it will allow the fund to profit from both undervalued and overvalued securities and protect capital in many types of market conditions. You cannot invest directly in an index.

HFN Multi-Strategy Index: This index includes funds that run several different strategies in-house that contribute to the total performance of the fund. A multi-strategy product may consist of one or a number of managers simultaneously operating, for example, a distressed debt portfolio, merger-arbitrage, convertible arbitrage, and long/short equity strategies for the same fund. You cannot invest directly in an index.

Dow Jones U.S. Moderately Conservative Portfolio Index: This index is a weighted average of other stock, bond, and cash indices. It is reconstructed monthly and represents 40% of the risk of the U.S. equities market. The equities position (which is close to 40% of the portfolio) is constructed by equally weighting six Dow Jones U.S. Style Indexes (Large Growth, Large Value, Mid Growth, Mid Value, Small Growth, and Small Value). The bond and cash position (which is close to 60% of the portfolio) is composed of various Barclays U.S. fixed-income indices. You cannot invest directly in an index.

VIX: The VIX shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount than the price at which they sold short.

3244-NLD-8/21/2014

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PSI Market Neutral Fund

PORTFOLIO REVIEW

June 30, 2014 (Unaudited)

The Fund’s performance figures* for the year ending June 30, 2014, compared to its benchmarks:

	One Year	Three Year	Inception** June 30, 2014
PSI Market Neutral Fund – Class A	0.81%	(5.57)%	(2.97)%
PSI Market Neutral Fund – Class A with load	(5.03)%	(7.42)%	(4.45)%
S&P 500 Total Return Index ***	24.61%	16.58%	19.62%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expense ratio (including indirect expenses and expense recapture), as stated in the Fund’s Prospectus dated October 28, 2013, is 2.74% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of June 30, 2014:

% of Net Assets
Exchange Traded Funds	45.9%
Mutual Funds	50.6%
Money Market Fund	7.3%
Other Assets Less Liabilities, Net	(3.8)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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PSI Total Return Fund

PORTFOLIO REVIEW

June 30, 2014 (Unaudited)

The Fund’s performance figures* for the year ending June 30, 2014, compared to its benchmarks:

	One	Three	Inception**
	Year	Year	June 30, 2014
PSI Total Return Fund – Class A	3.04%	0.37%	0.19%
PSI Total Return Fund – Class A with load	(2.93)%	(1.58)%	(1.34)%
Barclays Aggregate Bond Index ***	4.37%	3.66%	3.35%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expense ratio (including indirect expenses and expense recapture), as stated in the Fund’s Prospectus dated October 28, 2013, is 2.17% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2014:

% of Net Assets

Exchange Traded Funds	44.4%
Mutual Funds	13.7%
Exchange Traded Notes	38.3%
Money Market Fund	3.5%
Other Assets Less Liabilities, Net	0.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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PSI Strategic Growth Fund

PORTFOLIO REVIEW

June 30, 2014 (Unaudited)

The Fund’s performance figures* for the year ending June 30, 2014, compared to its benchmrks:

	One Year	Three Year	Inception** June 30, 2014
PSI Strategic Growth Fund – Class A	6.53%	2.96%	5.18%
PSI Strategic Growth Fund – Class A with load	0.40%	0.95%	3.57%
S&P 500 Total Return Index ***	24.61%	16.58%	19.62%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated October 28, 2013, is 2.78% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of June 30, 2014:

% of Net Assets
Exchange Traded Funds	60.3%
Mutual Funds	20.0%
Money Market Fund	20.3%
Other Assets Less Liabilities, Net	(0.6)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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PSI Tactical Growth Fund

PORTFOLIO REVIEW

June 30, 2014 (Unaudited)

The Fund’s performance figures* for the year ending June 30, 2014, compared to its benchmarks:

	One Year	Three Year	Inception** June 30, 2014
PSI Tactical Growth Fund – Class A	9.11%	3.18%	5.05%
PSI Tactical Growth Fund – Class A with load	2.83%	1.17%	3.45%
S&P 500 Total Return Index ***	24.61%	16.58%	19.62%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated October 28, 2013, is 2.59% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of June 30, 2014:

% of Net Assets
Exchange Traded Funds	59.2%
Exchange Traded Notes	22.9%
Mutual Funds	13.6%
Money Market Fund	3.5%
Other Assets Less Liabilities, Net	0.8%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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PSI Calendar Effects Fund

PORTFOLIO REVIEW

June 30, 2014 (Unaudited)

The Fund’s performance figures* for the period ending June 30, 2014, compared to its benchmarks:

Inception** June 30, 2014
PSI Calendar Effects Fund – Class A	1.40%
PSI Calendar Effects Fund – Class A with load	(4.43)%
S&P 500 Total Return Index ***	13.20%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated October 28, 2013, is 2.08% for Class A shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase, and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is October 31, 2013.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

Portfolio Composition as of June 30, 2014:

% of Net Assets
Exchange Traded Funds	79.5%
Money Market Fund	15.4%
Mutual Funds	15.2%
Other Assets Less Liabilities, Net	(10.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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PSI Market Neutral Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 45.9%
	BOND FUND - 5.4%
14,923	iShares iBoxx $ High Yield Corporate Bond ETF	$1,420,670

	LARGE CAP GROWTH - 20.0%
114,398	ProShares Short S&P500 *	2,672,337
102,325	ProShares UltraShort S&P500 *	2,603,148
		5,275,485
	MID CAP GROWTH - 10.1%
37,297	ProShares Ultra MidCap400 *	2,683,892

	SMALL CAP GROWTH - 10.4%
30,846	ProShares Ultra Russell2000 *	2,749,613

	TOTAL EXCHANGE TRADED FUNDS (Cost - $12,058,670)	12,129,660

	MUTUAL FUNDS - 50.6%
	ASSET ALLOCATION FUNDS - 27.5%
129,501	Litman Gregory Masters Alternative Strategies Fund - Institutional Shares	1,513,866
480,490	Palmer Square Absolute Return Fund - Institutional Shares	4,804,904
92,250	PIMCO All Asset All Authority Fund - Institutional Shares	957,555
		7,276,325
	BOND FUND - 6.5%
63,001	Guggenheim - Macro Opportunities Fund - Institutional Shares	1,715,514

	EQUITY FUNDS - 16.6%
92,000	Calamos Market Neutral Income Fund - I Shares	1,194,160
313,267	Palmer Square SSI Alternative Income Fund - I Shares	3,210,989
		4,405,149

	TOTAL MUTUAL FUNDS (Cost - $13,176,937)	13,396,988

See accompanying notes to financial statements.

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PSI Market Neutral Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	SHORT-TERM INVESTMENTS - 7.3%
	MONEY MARKET FUND - 7.3%
1,921,821	Reich & Tang Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $1,921,821)	$1,921,821

	TOTAL INVESTMENTS - 103.8% (Cost - $27,157,428) (a)	$27,448,469
	OTHER ASSETS LESS LIABILITIES - NET - (3.8) %	(1,001,416)
	NET ASSETS - 100.0%	$26,447,053

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2014.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $27,256,219 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$387,926
Unrealized depreciation:	(195,676)
Net unrealized appreciation:	$192,250

See accompanying notes to financial statements.

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PSI Total Return Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 44.4%
	ASSET ALLOCATION FUND - 0.5%
8,948	ProShares UltraShort Euro *	$152,563

	BOND FUNDS - 41.2%
200,000	AdvisorShares YieldPro ETF	5,050,020
68,181	Direxion Daily 20 Year Plus Treasury Bear 3x Shares *	3,291,097
10,793	iShares iBoxx $ High Yield Corporate Bond ETF	1,027,494
3,801	iShares iBoxx $ Investment Grade Corporate Bond ETF	453,307
11,280	Peritus High Yield ETF	601,224
27,465	PowerShares Preferred Portfolio	401,813
8,036	ProShares Short High Yield *	221,713
8,557	ProShares UltraShort 20+ Year Treasury *	519,581
15,462	SPDR Blackstone / GSO Senior Loan ETF	773,100
11,165	SPDR Nuveen Barclays Municipal Bond ETF	264,387
4,226	Vanguard Intermediate-Term Bond ETF	357,900
6,506	Vanguard Long-Term Corporate Bond ETF	587,167
		13,548,803
	LARGE CAP GROWTH - 1.5%
4,330	Direxion Daily S&P 500 Bull 3x Shares *	329,253
6,380	ProShares UltraShort S&P500 *	162,307
		491,560
	MID CAP GROWTH - 1.0%
3,464	Direxion Daily Mid Cap Bull 3x Shares	331,643

	SPECIALTY FUNDS - 0.2%
5,381	ProShares UltraShort Financials *	83,352

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,725,590)	14,607,921

	MUTUAL FUNDS - 13.7%
	BOND FUNDS - 8.8%
106,000	Guggenheim - Macro Opportunities Fund - Institutional Shares	2,886,393

	EQUITY FUNDS - 4.9%
156,700	Palmer Square SSI Alternative Income Fund - I Shares	1,606,178

	TOTAL MUTUAL FUNDS (Cost - $4,503,294)	4,492,571

Par Value	EXCHANGE TRADED NOTES - 38.3%
$2,606,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 7/24/14 *	3,143,876
2,172,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 7/24/14 *	2,620,301
6,000,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 9/3/15 *	6,816,600
	TOTAL EXCHANGE TRADED NOTES (Cost - $11,959,014)	12,580,777

See accompanying notes to financial statements.

13

PSI Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	SHORT-TERM INVESTMENTS - 3.5%
	MONEY MARKET FUND - 3.5%
1,170,707	Reich & Tang Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $1,170,707)	$1,170,707

	TOTAL INVESTMENTS - 99.9% (Cost - $32,358,605)(a)	$32,851,976
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	26,951
	NET ASSETS - 100.0%	$32,878,927

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2014.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $33,414,063 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$100,446
Unrealized depreciation:	(662,533)
Net unrealized depreciation:	$(562,087)

See accompanying notes to financial statements.

14

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 59.2%
	BOND FUNDS - 8.0%
16,100	iShares iBoxx $ High Yield Corporate Bond ETF	$1,532,720
3,489	ProShares UltraShort 20+ Year Treasury *	211,852
		1,744,572
	LARGE CAP GROWTH - 10.1%
8,784	Direxion Daily S&P 500 Bull 3x Shares *	667,935
4,823	iShares Russell 1000 Growth ETF	438,556
9,761	ProShares Ultra QQQ	1,109,826
		2,216,317
	LARGE CAP VALUE - 2.1%
4,437	iShares Russell 1000 Value ETF	449,335

	MID CAP GROWTH - 2.0%
4,634	Direxion Daily Mid Cap Bull 3x Shares	443,659

	MID CAP VALUE - 5.1%
15,292	iShares Russell Mid-Cap Value ETF	1,110,352

	SMALL CAP GROWTH - 4.1%
11,042	Direxion Daily Small Cap Bull 3x Shares	897,052

	SPECIALTY FUNDS - 27.8%
7,388	First Trust Dow Jones Internet Index Fund *	440,177
9,062	iShares Europe ETF	440,141
6,172	iShares MSCI EAFE ETF	421,980
9,991	iShares MSCI Emerging Markets ETF	431,911
1,712	iShares Nasdaq Biotechnology ETF	440,035
6,278	iShares U.S. Real Estate ETF	450,698
4,591	iShares U.S. Technology ETF	444,776
8,683	ProShares Short MSCI Emerging Markets *	214,731
4,540	ProShares UltraShort Oil & Gas *	168,253
19,349	SPDR Financial Select Sector Fund	439,996
17,658	SPDR Materials Select Sector Fund	876,543
10,765	SPDR S&P Oil & Gas Exploration & Production ETF	885,744
10,063	SPDR Utilities Select Sector Fund	445,388
		6,100,373

	TOTAL EXCHANGE TRADED FUNDS (Cost - $12,898,572)	12,961,660

	MUTUAL FUND - 13.6%
	ASSET ALLOCATION FUND - 13.6%
221,912	KCM Macro Trends Fund (Cost - $2,576,052)	2,975,843

See accompanying notes to financial statements.

15

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Par Value		Value
	EXCHANGE TRADED NOTES - 22.9%
$2,260,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 7/24/14 *	$2,726,462
2,000,000	Barclays Bank PLC, Barclays Prosper ETF Portfolio, zero coupon, due 9/3/15 *	2,272,200
	TOAL EXCHANGE TRADED NOTES (Cost - $4,672,153)	4,998,662
Shares
	SHORT-TERM INVESTMENTS - 3.5%
	MONEY MARKET FUND - 3.5%
769,601	Reich & Tang Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $769,601)	769,601

	TOTAL INVESTMENTS - 99.2% (Cost - $20,916,378) (a)	$21,705,766
	OTHER ASSETS LESS LIABILITIES - NET - 0.8%	183,861
	NET ASSETS - 100.0%	$21,889,627

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2014.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,535,263 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$280,397
Unrealized depreciation:	(109,894)
Net unrealized appreciation:	$170,503

See accompanying notes to financial statements.

16

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 60.3%
	BOND FUND - 10.5%
21,541	iShares iBoxx $ High Yield Corporate Bond ETF	$2,050,703

	LARGE CAP GROWTH - 34.7%
50,115	Guggenheim S&P 500 Equal Weight ETF	3,844,321
14,932	SPDR S&P 500 ETF Trust	2,922,491
		6,766,812
	MID CAP GROWTH - 10.0%
7,421	SPDR S&P MidCap 400 ETF Trust	1,933,616

	SMALL CAP GROWTH - 5.1%
8,368	iShares Russell 2000 ETF	994,202

	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,556,025)	11,745,333

	MUTUAL FUNDS - 20.0%
	BOND FUND - 20.0%
77,387	Guggenheim Enhanced Short Duration ETF (Cost - $3,890,146)	3,894,114

	SHORT-TERM INVESTMENTS - 20.3%
	MONEY MARKET FUND - 20.3%
3,953,108	Reich & Tang Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% *
	(Cost - $3,953,108)	3,953,108

	TOTAL INVESTMENTS - 100.6% (Cost - $19,399,279)(a)	$19,592,555
	OTHER ASSETS LESS LIABILITIES - NET - (0.6) %	(111,494)
	NET ASSETS - 100.0%	$19,481,061

*	Money market fund; interest rate reflects seven-day effective yield on June 30, 2014.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,416,755 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$175,800
Unrealized depreciation:	—
Net unrealized appreciation:	$175,800

See accompanying notes to financial statements.

17

PSI Calendar Effects Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 79.5%
	ASSET ALLOCATION FUND - 0.5%
10,241	ProShares UltraShort Euro *	$174,609

	BOND FUNDS - 12.5%
4,371	iShares iBoxx $ Investment Grade Corporate Bond ETF	521,285
13,530	Peritus High Yield ETF	721,149
33,159	PowerShares Preferred Portfolio	485,116
9,174	ProShares Short High Yield *	253,110
7,779	ProShares UltraShort 20+ Year Treasury *	472,341
17,282	SPDR Blackstone / GSO Senior Loan ETF	864,100
13,185	SPDR Nuveen Barclays Municipal Bond ETF	312,221
4,864	Vanguard Intermediate-Term Bond ETF	411,932
8,183	Vanguard Long-Term Corporate Bond ETF	738,516
		4,779,770
	LARGE CAP GROWTH - 33.1%
30,690	Direxion Daily S&P 500 Bull 3x Shares *	2,333,668
74,568	Guggenheim S&P 500 Equal Weight ETF	5,720,112
58,290	ProShares UltraPro QQQ	4,357,177
7,404	ProShares UltraShort S&P500 *	188,358
		12,599,315
	MID CAP VALUE - 33.2%
51,486	iShares S&P Mid-Cap 400 Value ETF	6,534,603
70,599	Vanguard Mid-Cap Value ETF	6,137,877
		12,672,480
	SPECIALTY FUNDS - 0.2%
5,300	ProShares UltraShort Financials *	82,097

	TOTAL EXCHANGE TRADED FUNDS (Cost - $30,018,406)	30,308,271

	MUTUAL FUNDS - 15.2%
	BOND FUNDS - 15.2%
114,948	Guggenheim Enhanced Short Duration ETF (Cost - $5,778,482)	5,784,184

See accompanying notes to financial statements.

18

PSI Calendar Effects Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
	SHORT-TERM INVESTMENTS - 15.4%
	MONEY MARKET FUND - 15.4%
5,889,023	Reich & Tang Daily Income Fund - Money Market Portfolio - Fiduciary Shares, 0.01% **
	(Cost - $5,889,023)	$5,889,023

	TOTAL INVESTMENTS - 110.1% (Cost - $41,685,911) (a)	$41,981,478
	OTHER ASSETS LESS LIABILITIES - NET - (10.1) %	(3,861,796)
	NET ASSETS - 100.0%	$38,119,682

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2014.

ETF - Exchange Traded Fund

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,761,994 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$507,213
Unrealized depreciation:	(287,729)
Net unrealized appreciation:	$219,484

See accompanying notes to financial statements.

19

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014

	PSI	PSI	PSI	PSI	PSI
	Market Neutral	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$27,157,428	$32,358,605	$19,399,279	$20,916,378	$41,685,911
At value	$27,448,469	$32,851,976	$19,592,555	$21,705,766	$41,981,478
Cash	116,475	19,211	—	—	—
Receivable for securities sold	10,983,675	5,144,326	11,569,718	7,860,967	1,898,789
Receivable for Fund shares sold	5,556	5,941	33,957	13,808	67,224
Dividends and interest receivable	2,367	27,927	—	26,995	23,872
Receivable for advanced commissions	—	909	—	—	—
Prepaid expenses and other assets	27,541	27,657	29,505	32,354	11,110
TOTAL ASSETS	38,584,083	38,077,947	31,225,735	29,639,890	43,982,473

LIABILITIES
Payable for securities purchased	12,070,300	5,121,584	11,703,773	7,707,233	5,700,955
Payable for Fund shares redeemed	5,863	5,663	931	463	5,144
Investment advisory fees payable	18,674	25,723	10,917	13,472	32,546
Due to investment advisor	—	—	—	—	33,436
Distribution (12b-1) fees payable	5,690	7,145	3,972	4,569	8,122
Fees payable to other affiliates	12,780	11,836	8,854	9,369	40,955
Non 12b-1 shareholder servicing fees payable	3,414	4,287	2,383	2,741	—
Accrued expenses and other liabilities	20,309	22,782	13,844	12,416	41,633
TOTAL LIABILITIES	12,137,030	5,199,020	11,744,674	7,750,263	5,862,791
NET ASSETS	$26,447,053	$32,878,927	$19,481,061	$21,889,627	$38,119,682

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$32,929,898	$35,907,720	$18,976,436	$21,021,172	$37,595,925
Accumulated net investment income (loss)	(38,567)	(447,638)	—	(534,760)	4,009
Accumulated net realized gain (loss) from security transactions	(6,735,319)	(3,074,526)	311,349	613,827	224,181
Net unrealized appreciation of investments	291,041	493,371	193,276	789,388	295,567
NET ASSETS	$26,447,053	$32,878,927	$19,481,061	$21,889,627	$38,119,682

Net Asset Value Per Share:
Class A Shares:
Net Assets	$26,447,053	$32,878,927	$19,481,061	$21,889,627	$38,119,682
Shares of beneficial interest outstanding	3,045,563	3,417,039	1,819,225	2,051,123	3,758,513
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$8.68	$9.62	$10.71	$10.67	$10.14
Maximum offering price per share (maximum sales charges of 5.75%)	$9.21	$10.21	$11.36	$11.32	$10.76

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

20

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 2014

	PSI	PSI	PSI	PSI	PSI
	Market Neutral	Total Return	Strategic Growth	Tactical Growth	Calendar Effects
	Fund	Fund	Fund	Fund	Fund (1)
INVESTMENT INCOME
Dividends	$576,805	$976,060	$124,905	$229,027	$220,864
Interest	634	664	541	422	1,200
TOTAL INVESTMENT INCOME	577,439	976,724	125,446	229,449	222,064

EXPENSES
Investment advisory fees	325,384	412,682	127,269	207,714	218,583
Distribution (12b-1) fees	81,346	114,634	31,817	51,929	54,646
Non 12b-1 shareholder servicing fees	48,808	68,780	19,090	31,157	—
Administrative services fees	42,001	50,535	40,309	40,514	54,279
Professional fees	30,101	31,852	18,684	21,730	33,908
Accounting services fees	25,506	28,170	23,999	23,999	17,405
Transfer agent fees	25,305	25,229	18,802	20,051	13,572
Registration fees	17,285	18,927	11,904	10,650	31,240
Compliance officer fees	10,559	15,594	2,920	5,380	10,491
Trustees’ fees	9,580	10,275	7,884	8,924	10,086
Printing expenses	8,108	10,643	4,112	4,476	9,669
Custodian fees	6,543	6,486	5,001	5,179	4,834
Insurance expense	1,240	1,674	—	—	3,546
Other expenses	1,201	3,853	1,402	—	2,683
TOTAL EXPENSES	632,967	799,334	313,193	431,703	464,942
Less: Fees waived by Advisor	(15,625)	—	(70,799)	(37,278)	(46,637)
NET EXPENSES	617,342	799,334	242,394	394,425	418,305

NET INVESTMENT INCOME (LOSS)	(39,903)	177,390	(116,948)	(164,976)	(196,241)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(348,354)	(1,070,518)	470,304	1,208,813	419,810
Distributions of realized gains by underlying investment companies	83,968	13,448	146	250,478	4,621
Net change in unrealized appreciation (depreciation) on investments	475,269	1,679,982	464,218	544,790	295,567

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	210,883	622,912	934,668	2,004,081	719,998

NET INCREASE IN NET ASSETS	$170,980	$800,302	$817,720	$1,839,105	$523,757

(1)	The PSI Calendar Effects Fund’s inception date is October 31, 2013.

See accompanying notes to financial statements.

21

STATEMENTS OF CHANGES IN NET ASSETS

	PSI Market		PSI Total
	Neutral Fund		Return Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

FROM OPERATIONS
Net investment income (loss)	$(39,903)	$51,365	$177,390	$354,143
Net realized loss from security transactions	(348,354)	(1,690,447)	(1,070,518)	(849,196)
Distributions of realized gains by underlying investment companies	83,968	5,827	13,448	116,450
Net change in unrealized appreciation (depreciation) of investments	475,269	(293,772)	1,679,982	(1,232,585)
Net increase (decrease) in net operations	170,980	(1,927,027)	800,302	(1,611,188)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(816,444)
From net realized gains	—	—	(463,414)	(434,450)
Net decrease in net assets from distributions to shareholders	—	—	(463,414)	(1,250,894)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	11,492,774	24,949,550	14,025,128	61,056,984
Net asset value of shares issued in reinvestment of distributions	—	—	461,014	1,245,748
Redemption fee proceeds	660	4,168	1,604	24,510
Payments for shares redeemed	(24,988,197)	(30,018,129)	(44,254,997)	(45,903,403)
Net increase (decrease) in net assets from shares of beneficial interest	(13,494,763)	(5,064,411)	(29,767,251)	16,423,839

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,323,783)	(6,991,438)	(29,430,363)	13,561,757

NET ASSETS
Beginning of year	39,770,836	46,762,274	62,309,290	48,747,533
End of year *	$26,447,053	$39,770,836	$32,878,927	$62,309,290
* Includes accumulated net investment loss of:	$(38,567)	$—	$(447,638)	$(572,972)

SHARE ACTIVITY
Class A:
Shares Sold	1,337,335	2,785,913	1,499,804	6,182,942
Shares Reinvested	—	—	50,002	127,507
Shares Redeemed	(2,908,654)	(3,358,611)	(4,738,513)	(4,662,997)
Net increase (decrease) in shares of beneficial interest outstanding	(1,571,319)	(572,698)	(3,188,707)	1,647,452

See accompanying notes to financial statements.

22

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013

FROM OPERATIONS
Net investment income (loss)	$(116,948)	$33,635	$(164,976)	$(181,227)
Net realized gain from security transactions	470,304	1,305,949	1,208,813	1,665,049
Distributions of realized gains by underlying investment companies	146	—	250,478	7,841
Net change in unrealized appreciation (depreciation) of investments	464,218	(40,390)	544,790	331,453
Net increase in net assets resulting from operations	817,720	1,299,194	1,839,105	1,823,116

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(15,825)	(315,723)	—	—
From net realized gains	(92,353)	(153,327)	(1,371,290)	(243,674)
Net decrease in net assets from distributions to shareholders	(108,178)	(469,050)	(1,371,290)	(243,674)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	10,912,862	8,177,323	9,742,489	8,308,927
Net asset value of shares issued in reinvestment of distributions	108,178	469,050	1,367,003	243,636
Redemption fee proceeds	1,382	810	381	1,593
Payments for shares redeemed	(6,313,708)	(12,546,666)	(9,720,293)	(11,336,630)
Net increase (decrease) in net assets from shares of beneficial interest	4,708,714	(3,899,483)	1,389,580	(2,782,474)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,418,256	(3,069,339)	1,857,395	(1,203,032)

NET ASSETS
Beginning of year	14,062,805	17,132,144	20,032,232	21,235,264
End of year *	$19,481,061	$14,062,805	$21,889,627	$20,032,232
* Includes accumulated net investment income (loss) of:	$—	$14,762	$(534,760)	$(369,145)

SHARE ACTIVITY
Class A:
Shares Sold	1,047,966	806,351	923,319	819,575
Shares Reinvested	10,840	47,093	130,564	24,486
Shares Redeemed	(625,222)	(1,220,946)	(916,441)	(1,109,802)
Net increase (decrease) in shares of beneficial interest outstanding	433,584	(367,502)	137,442	(265,741)

See accompanying notes to financial statements.

23

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Calendar Effects
Fund

For the
Period Ended
June 30, 2014 (1)
FROM OPERATIONS
Net investment loss	$(196,241)
Net realized gain from security transactions	419,810
Distributions of realized gains by underlying investment companies	4,621
Net change in unrealized appreciation (depreciation) of investments	295,567
Net increase in net assets resulting from operations	523,757

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	50,762,571
Redemption fee proceeds	889
Payments for shares redeemed	(13,167,535)
Net increase in net assets from shares of beneficial interest	37,595,925

TOTAL INCREASE IN NET ASSETS	38,119,682

NET ASSETS
Beginning of period	—
End of period *	$38,119,682
* Includes accumulated net investment loss of:	$4,009

SHARE ACTIVITY
Class A:
Shares Sold	5,078,728
Shares Redeemed	(1,320,215)
Net increase in shares of beneficial interest outstanding	3,758,513

(1)	The PSI Calendar Effects Fund’s inception date is October 31, 2013.

See accompanying notes to financial statements.

24

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Market Neutral Fund

	For the	For the		For the		For the
	Year Ended	Year Ended		Year Ended		Period Ended
Class A Shares	June 30, 2014	June 30, 2013		June 30, 2012		June 30, 2011 (1)

Net asset value, beginning of period	$8.61	$9.01		$10.44		$10.00

Activity from investment operations:
Net investment income (loss)(2)	(0.01)	0.01		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	0.08	(0.41)		(1.26)		0.62
Total from investment operations	0.07	(0.40)		(1.31)		0.56

Paid-in-Capital from redemption fees	0.00 (3)	0.00	(3)	0.00	(3)	0.01

Less distributions from:
Net realized gains	—	—		(0.12)		(0.13)

Net asset value, end of period	$8.68	$8.61		$9.01		$10.44

Total return (4)	0.81%	(4.44)%		(12.59)%		5.72	% (5)

Net assets, end of period (000’s)	$26,447	$39,771		$46,762		$40,270

Ratio of gross expenses to average net assets (7)	1.95%	1.83%		1.74%		2.25	% (6)
Ratio of net expenses to average net assets (7)	1.90%	1.84	% (8)	1.90	% (8)	1.90	% (6)
Ratio of net investment income (loss)to average net assets (7)	-0.12%	0.12%		(0.52)%		(0.67	)% (6)

Portfolio Turnover Rate	3987%	4659%		7681%		8039	% (5)

(1)	The PSI Market Neutral Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

25

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Total Return Fund

	For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Period Ended
Class A Shares	June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011 (1)

Net asset value, beginning of period	$9.43		$9.83		$9.88		$10.00

Activity from investment operations:
Net investment income (loss)(2)	0.04		0.06		(0.02)		0.14
Net realized and unrealized gain (loss) on investments	0.24		(0.26)		0.04		(0.18)
Total from investment operations	0.28		(0.20)		0.02		(0.04)

Paid-in-Capital from redemption fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Less distributions from:
Net investment income	—		(0.13)		(0.07)		(0.08)
Net realized gains	(0.09)		(0.07)		—		—
Total distributions	(0.09)		(0.20)		(0.07)		(0.08)

Net asset value, end of period	$9.62		$9.43		$9.83		$9.88

Total return (4)	3.04	% (5)	(2.08)%		0.21%		(0.37	)% (6)

Net assets, end of period (000’s)	$32,879		$62,309		$48,748		$41,815

Ratio of gross expenses to average net assets (8)	1.75%		1.69%		1.72%		1.86	% (7)
Ratio of net expenses to average net assets (8)	1.75%		1.66	% (9)	1.75	% (9)	1.75	% (7)
Ratio of net investment income (loss)to average net assets (8)	0.39%		0.59%		(0.20)%		1.69	% (7)

Portfolio Turnover Rate	2108%		1612%		1446%		198	% (6)

(1)	The PSI Total Return Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	There was no effect on total return due to the trade error(Note 6).

(6)	Not annualized.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

26

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Strategic Growth Fund

	For the		For the	For the	For the
	Year Ended		Year Ended	Year Ended	Period Ended
Class A Shares	June 30, 2014		June 30, 2013	June 30, 2012	June 30, 2011 (1)

Net asset value, beginning of period	$10.15		$9.77	$11.02	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.09)		0.02	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.74		0.64	(0.53)	1.09
Total from investment operations	0.65		0.66	(0.51)	1.13

Paid-in-Capital from redemption fees	0.00	(3)	0.00 (3)	—	0.00	(3)

Less distributions from:
Net investment income	(0.01)		(0.19)	(0.06)	(0.04)
Net realized gains	(0.08)		(0.09)	(0.68)	(0.07)
Total distributions	(0.09)		(0.28)	(0.74)	(0.11)

Net asset value, end of period	$10.71		$10.15	$9.77	$11.02

Total return (4)	6.53	% (5)	6.86%	(4.13)%	11.29	% (6)

Net assets, end of period (000’s)	$19,481		$14,063	$17,132	$32,461

Ratio of gross expenses to average net assets (8)	2.45%		2.32%	2.12%	2.05	% (7)
Ratio of net expenses to average net assets (8)	1.90%		1.90%	1.90%	1.90	% (7)
Ratio of net investment income to average net assets (8)	(0.92)%		0.20%	0.17%	0.41	% (7)

Portfolio Turnover Rate	4725%		2634%	1277%	328	% (6)

(1)	The PSI Strategic Growth Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	There was no effect on total return due to the trade error(Note 6).

(6)	Not annualized.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

27

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	PSI Tactical Growth Fund

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
Class A Shares	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011 (1)

Net asset value, beginning of period	$10.47	$9.74	$10.85	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.08)	(0.09)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	1.02	0.93	(0.72)	1.06
Total from investment operations	0.94	0.84	(0.81)	1.00

Paid-in-Capital from redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)

Less distributions from:
Net investment income	—	—	—	(0.00	) (3)
Net realized gains	(0.74)	(0.11)	(0.30)	(0.15)
Total distributions	(0.74)	(0.11)	(0.30)	(0.15)

Net asset value, end of period	$10.67	$10.47	$9.74	$10.85

Total return (4)	9.11%	8.68%	(7.36)%	10.05	% (5)

Net assets, end of period (000’s)	$21,890	$20,032	$21,235	$26,687

Ratio of gross expenses to average net assets (7)	2.08%	2.13%	2.03%	2.33	% (6)
Ratio of net expenses to average net assets (7)	1.90%	1.90%	1.90%	1.90	% (6)
Ratio of net investment loss to average net assets (7)	(0.79)%	(0.84)%	(0.87)%	(0.61	)% (6)

Portfolio Turnover Rate	1927%	2105%	1634%	1839	% (5)

(1)	The PSI Tactical Growth Fund commenced operations on August 23, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

28

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

PSI Calendar Effects Fund

For the
Period Ended
Class A Shares	June 30, 2014 (1)

Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment loss (2)	(0.06)
Net realized and unrealized gain on investments	0.20
Total from investment operations	0.14

Paid-in-Capital from redemption fees	0.00 (3)

Net asset value, end of period	$10.14

Total return (4,5)	1.40%

Net assets, end of period (000’s)	$38,120

Ratio of gross expenses to average net assets (6,7)	2.11%
Ratio of net expenses to average net assets (6,7)	1.90%
Ratio of net investment loss to average net assets (6,7)	(0.89)%

Portfolio Turnover Rate (5)	1038%

(1)	The PSI Calendar Effects Fund’s inception date is October 31, 2013.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1.	ORGANIZATION

The PSI Market Neutral Fund (“MNF”), the PSI Total Return Fund (“TRF”), the PSI Strategic Growth Fund (“SGF”), the PSI Tactical Growth Fund (“TGF”) and the PSI Calendar Effects Fund (“CEF”) (collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), an open-end management investment company. The Funds are non-diversified. MNF seeks positive absolute returns with less volatility than the S&P 500 Index. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, capital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation. CEF primarily seeks to reduce equity market exposure while seeking moderate capital appreciation regardless of the direction of the securities markets in general. CEF commenced operations on October 31, 2013.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase and a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

30

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end and closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

31

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2014 for the Funds’ investments measured at fair value:

PSI Market Neutral Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$12,129,660	$—	$—	$12,129,660
Mutual Funds	11,883,122	1,513,866	—	13,396,988
Short-Term Investments	1,921,821	—	—	1,921,821
Total	$25,934,603	$1,513,866	$—	$27,448,469

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$14,607,921	$—	$—	$14,607,921
Mutual Funds	4,492,571	—	—	4,492,571
Exchange Traded Notes	—	12,580,777	—	12,580,777
Short-Term Investments	1,170,707	—	—	1,170,707
Total	$20,271,199	$12,580,777	$—	$32,851,976
32

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,745,333	$—	$—	$11,745,333
Mutual Funds	3,894,114	—	—	3,894,114
Short-Term Investments	3,953,108	—	—	3,953,108
Total	$19,592,555	$—	$—	$19,592,555

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$12,961,660	$—	$—	$12,961,660
Mutual Funds	2,975,843	—	—	2,975,843
Exchange Traded Notes	—	4,998,662	—	4,998,662
Short-Term Investments	769,601	—	—	769,601
Total	$16,707,104	$4,998,662	$—	$21,705,766

PSI Calendar Effects Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$30,308,271	$—	$—	$30,308,271
Mutual Funds	5,784,184	—	—	5,784,184
Short-Term Investments	5,889,023	—	—	5,889,023
Total	$41,981,478	$—	$—	$41,981,478

The Funds did not hold any Level 3 securities during the period. There were transfers from Level 2 to Level 1 in the amount of $1,715,514 and $2,886,393 for the PSI Market Neutral Fund and the PSI Total Return Fund, respectively. There were no transfers into or out of Level 1 & Level 2 during the period for the PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Calendar Effects Fund. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The following amounts were transfers in/(out) of Level 2 assets:

PSI Market Neutral Fund
	Mutual Funds	Total
Beginning Balance Level 2	$3,229,380	$3,229,380
Transfers into Level 2 from Level 1	—	—
Transfers from Level 2 into Level 1	1,715,514	1,715,514
Net Transfer In/(Out) of Level 2	$1,715,514	$1,715,514

PSI Total Return Fund
	Mutual Funds	Total
Beginning Balance Level 2	$—	$—
Transfers into Level 2 from Level 1	2,886,393	2,886,393
Transfers from Level 2 into Level 1	—	—

*	Refer to the Portfolios of Investments for security classifications.
33

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”).   ETNs are a type of debt security that is linked to the performance of underlying securities.  The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more than likely not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2011 through 2013, or expected to be taken in the Funds’ June 30, 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

34

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

3.	INVESTMENT TRANSACTIONS

For the period ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI Market Neutral Fund	$1,220,422,975	$1,233,095,923
PSI Total Return Fund	927,321,873	956,238,023
PSI Strategic Growth Fund	525,262,220	526,895,015
PSI Tactical Growth Fund	377,132,521	376,702,882
PSI Calendar Effects Fund	362,385,846	327,002,861

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS.

Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of MNF, SGF, TGF and CEF and 0.90% of TRF’s average daily net assets.

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2014 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation(which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers/other than the Adviser), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the MNF, SGF, TGF and CEF; and 1.75% per annum for the TRF.

During the period ended June 30, 2014, the Advisor waived fees for the Funds as follows:

PSI Market Neutral Fund	$15,625
PSI Total Return Fund	—
PSI Strategic Growth Fund	70,799
PSI Tactical Growth Fund	37,278
PSI Calendar Effects Fund	46,637
35

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

If the Advisor waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2014 will expire on June 30 of the following years:

Fund	June 30, 2015	June 30, 2016	June 30, 2017
PSI Market Neutral	$—	$—	$15,625
PSI Strategic Growth Fund	43,475	70,399	70,799
PSI Tactical Growth Fund	27,232	50,030	37,278
PSI Calendar Effects Fund	—	—	46,637

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (Plans).  The Plans provide that a monthly service fee is calculated by MNF, SGF, TGF, and TRF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25%; the monthly service fee is calculated by CEF at an annual rate of 0.25% of its average daily net assets. Pursuant to the plans, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the period ended June 30, 2014, MNF, TRF, SGF, TGF and CEF were charged $81,346, $114,634, $31,817, $51,929 and $54,646, respectively, pursuant to the plans.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is an affiliate of GFS. For the period ended June 30, 2014, the Distributor received $1,818, $375 and $94 for TRF, SGF and TGF, respectively in underwriting commissions for sales of Class A shares, of which $0, $53 and $14 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, each Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

36

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the period ended June 30, 2014, MNF, TRF, SGF, TGF and CEF assessed redemption fees of $660, $1,604, $1,382, $381 and $889, respectively.

6.	PAYMENTS BY AFFILIATES

As a result of a trade error, TRF experienced a loss of $11,984 for the year ended June 30, 2014, which was reimbursed by the Advisor.

As a result of a trade error, SGF experienced a loss of $15,304 for the year ended June 30, 2014, which was reimbursed by the Advisor.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2014 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$—	$—	$—
PSI Total Return Fund	463,414	—	463,414
PSI Strategic Growth Fund	108,178	—	108,178
PSI Tactical Growth Fund	1,371,290	—	1,371,290
PSI Calendar Effects Fund	—	—	—

The tax character of fund distributions for the year ended June 30, 2013 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PSI Market Neutral Fund	$—	$—	$—
PSI Total Return Fund	1,250,894	—	1,250,894
PSI Strategic Growth Fund	469,050	—	469,050
PSI Tactical Growth Fund	243,674	—	243,674
37

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

As of June 30, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI Market Neutral Fund	$—	$—	$(38,567)	$(6,636,528)	$192,250	$(6,482,845)
PSI Total Return Fund	562,573	—	(250,504)	(2,778,775)	(562,087)	(3,028,793)
PSI Strategic Growth Fund	104,725	224,100	—	—	175,800	504,625
PSI Tactical Growth Fund	448,000	249,952	—	—	170,503	868,455
PSI Calendar Effects Fund	302,929	1,344			219,484	523,757

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss), and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and tax adjustments for exchange traded notes and partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
PSI Market Neutral Fund	$38,567

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
PSI Total Return Fund	$250,504

At June 30, 2014, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PSI Market Neutral Fund	$6,636,528	$—	$6,636,528	$—
PSI Total Return Fund	2,778,775	—	2,778,775	—
38

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains, adjustments for partnerships, grantor trusts, and exchange traded notes, and reclassification of Fund distributions, resulted in reclassification for the period ended June 30, 2014 as follows:

	Undistributed	Undistributed	Paid
	Ordinary	Long-Term	in
	Income (loss)	Gains (Loss)	Capital
PSI Market Neutral Fund	$1,336	$3,197	$(4,533)
PSI Total Return Fund	(52,056)	52,056	—
PSI Strategic Growth Fund	118,011	(118,011)	—
PSI Tactical Growth Fund	(639)	639	—
PSI Calendar Effects Fund	200,250	(200,250)	—

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Calendar Effects Fund and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments,of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Calendar Effects Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended for the PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund, and the related statements of operations and changes in net assets and the financial highlights for the period October 31, 2013 (commencement of operations) through June 30, 2014 for PSI Calendar Effects Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Calendar Effects Fund as of June 30, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 29, 2014

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700 Registered with the Public Company Accounting Oversight Board.
40

EXPENSE EXAMPLES (Unaudited)

June 30, 2014

As a shareholder of the PSI Market Neutral Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund, the PSI Tactical Growth Fund or the PSI Calendar Effects Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 – 6/30/14	Expense Ratio During Period** 1/1/14 – 6/30/14
PSI Market Neutral Fund	$1,000.00	$1,004.05	$9.46	1.90%
PSI Total Return Fund	$1,000.00	$1,042.30	$8.86	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,066.70	$9.74	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,017.20	$9.50	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,000.00	$9.42	1.90%

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period* 1/1/14 – 6/30/14	Expense Ratio During Period** 1/1/14 – 6/30/14
PSI Market Neutral Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Total Return Fund	$1,000.00	$1,016.12	$8.75	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.37	$9.49	1.90%
PSI Calendar Effects Fund	$1,000.00	$1,015.37	$9.49	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.
41

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Total Return Fund (Advisor - Portfolio Strategies, Inc.) *

In connection with the regular meeting held on March 26-27, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement between Portfolio Strategies, Inc. (the “Advisor”) and the Trust (the “Advisory Agreement”), with respect to PSI Market Neutral Fund (“PSI Market”), PSI Strategic Growth Fund (“PSI Strategic”), PSI Tactical Growth Fund (“PSI Tactical”), and PSI Total Return Fund (“PSI Total”) (PSI Market, PSI Strategic, PSI Tactical, and PSI Total are each a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that, founded in 1982 and with current assets under management of approximately $325 million, the Advisor provides a diverse array of investment options including managed programs, annuities, pension plans and 401(k) accounts for individuals, corporations, non-profit institutions and endowments. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Funds and noted their 20 plus years of experience in financial services and ability to provide trading, research, marketing and compliance services to the Funds. The Trustees further noted that the basis of the investment decision process for all Funds managed by the Advisor starts with employing data from multiple research firms, which they analyze, and use to determine investment style and portfolio positions. The Trustees considered that the Advisor utilizes a blend of active and tactical solutions with an emphasis on minimizing volatility and preserving capital while attempting to secure good returns, which is consistent with their stated philosophy on risk management - balancing the objectives of preservation of capital and growth results in increased returns by minimizing losses. The Trustees further considered that the Advisor provides compliance monitoring of the Funds by reviewing portfolio holdings to the investment limitations daily using both internally produced reports and reports provided by the Fund’s administrator and the custodial bank. The Board reviewed the Advisor’s broker-dealer selection process and was satisfied with its approach to best execution practices. The Trustees further noted that the Advisor has an established brokerage committee to periodically review and evaluate the quality of executions, commission rates, research and other brokerage services received. The Board noted that there had been no material compliance or litigation issues reported since the last advisory contract approval. The Board noted the Advisor’s long history of managing portfolio volatility and concluded the Advisor is fully capable of continuing to provide quality service to the Funds and the Funds’ shareholders.

Performance.

PSI Market. The Trustees evaluated the performance of PSI Market, noting that the Fund underperformed its peers, and Morningstar category and significantly underperformed the S&P 500 Index. The Trustees noted that the Fund ranked in the bottom 8th percentile for its Morningstar category and noted further that as reflected on the Morningstar report, the Fund had 35% of its portfolio in cash. The Trustees also considered the Fund’s MPT statistics, noting that the Fund had more negative alpha than the Fund’s Morningstar category. The Trustees also

42

SUPPLEMENTAL INFORMATION (Continued) (Unaudited)

June 30, 2014

noted that the Fund had a higher standard deviation than the Morningstar category and considered the Fund’s maximum upside and downside capture, expressing concerns that such statistical data is not consistent with a fund designed to reduce risk. The Trustees concluded that the Advisor’s plan to institute changes to the Fund’s strategy, as discussed earlier in the meeting, was key, and the Advisor must report back to the Board regarding the success of such changes with respect to the Fund’s performance before the next annual renewal

PSI Strategic. The Trustees evaluated the performance of PSI Strategic, noting that while the Fund achieved positive returns since inception, it significantly underperformed its peers, benchmark and Morningstar category. The Trustees also considered the Fund’s MPT statistics, noting that the Fund had a high correlation to the S&P 500 Index and a significant negative alpha with respect to that index, and the Fund captured more downside than upside. Based on those factors, the Trustees concluded that the Advisor had not added significant value. The Trustees noted, however, the Advisor’s plan to institute changes to the Fund’s strategy and expressed their desire to have the Advisor report back to the Board regarding the success of the changes being made with respect to the Fund’s performance before the next annual renewal.

PSI Tactical. The Trustees evaluated the performance of PSI Tactical, noting that the Fund significantly outperformed its peers and Morningstar category over the last year with returns of 12.32%, 5.80%, and 9.4%, respectively. The Trustees noted that the Fund was currently in the 37th percentile of its Morningstar category. The Trustees also considered the Fund’s MPT statistics, noting that the Fund’s standard deviation was within the normal range. They discussed the Fund’s underperformance relative to the S&P 500, noting that the capital preservation component of the strategy would lead to underperformance in a strong bull market. They concluded that the Fund’s performance was acceptable.

PSI Total. The Trustees evaluated the performance of PSI Total, noting that the Fund underperformed its peers, benchmark and Morningstar category, noting particularly that the Fund ranked in the bottom 99th percentile in its Morningstar category. The Trustees also considered the Fund’s MPT statistics, noting that the Fund showed consistent negative alpha, and captured significantly more downside than upside. They considered the Advisor’s focus on volatility and loss prevention. Based on those factors, the Trustees concluded it was important that the Advisor implement changes to the strategy as discussed earlier in the meeting and report back to the Board regarding the success of the changes being made with respect to the Fund’s performance.

Fees and Expenses.

PSI Market. The Trustees evaluated the advisory fee and expense ratio of PSI Market, noting that the advisory fee of 1.00% is lower than both the peer group average (1.20%) and the Fund’s Morningstar category average (1.17%). They discussed the fact that the Fund is an actively managed tactical fund. The Trustees further noted that the Fund’s expense ratio is 2.75%, making the Fund’s expense ratio lower than the peer group average (3.12%) but the highest in the Morningstar category. The Trustees considered that the Fund’s reported expense ratio includes acquired fund fees and expenses. The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable.

43

SUPPLEMENTAL INFORMATION (Continued) (Unaudited)

June 30, 2014

PSI Strategic. The Trustees evaluated the advisory fee and expense ratio of PSI Strategic, noting that the advisory fee of 1.00% was higher than the average of both the peer group (0.81%) and the Morningstar category average (0.78%), but within the ranges of both comparison groups. They noted the Advisor employed an active, tactical strategy. The Trustees further noted that the Fund’s expense ratio is 2.36% (including acquired fund fees and expenses), but there was an operating expense limitation in place of 1.90%. The Trustees noted that the Fund’s expense ratio was higher than the average of both the peer group and Morningstar category, but within the ranges of both comparison groups. The Trustees concluded that the Fund’s advisory fee and expense ratio were not unreasonable.

PSI Tactical. The Trustees evaluated the advisory fee and expense ratio of PSI Tactical, noting that the advisory fee of 1.00% was higher than the average of both the peer group (0.71%) and the Morningstar category average (0.78%), but within the ranges of both comparison groups. They noted the Advisor employed an active, tactical strategy. The Trustees further noted that the Fund’s expense ratio is 2.36% (including acquired fund fees and expenses), but there was an operating expense limitation in place of 1.90%. The Trustees noted that the Fund’s expense ratio was higher than the average both the peer group and Morningstar category, but within the ranges of both comparison groups. The Trustees concluded that the Fund’s advisory fee and expense ratio were not unreasonable.

PSI Total. The Trustees evaluated the advisory fee and expense ratio of Total Return, noting that the advisory fee of 0.90% was higher than the average of both the peer group (0.67%) and the Morningstar category average (0.45%), equal to the highest fee in the Morningstar category. The Trustees further noted that the Fund’s expense ratio is 2.20% (including acquired fund fees and expenses), but there was an operating expense limitation in place of 1.75%. The Trustees noted that the Fund’s expense ratio was higher than the average of both the peer group and Morningstar category, higher than the funds in the Morningstar category but within the ranges of the peer group. The Trustees concluded that the Fund’s advisory fee and expense ratio were not unreasonable.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of each Fund. They noted that the Advisor had indicated its willingness to discuss the matter with the Board as each Fund grows, and anticipates realizing economies of scale once each Fund reaches $100 million in assets. The Trustees further noted that based on projected assets of each Fund as reported by the Advisor, it did not appear that significant economies of scale would be achieved before the next renewal. The Trustees agreed that in light of the Advisor’s willingness to consider breakpoints as the Fund grows, the absence of breakpoints at this time was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by the Advisor. They noted that the Advisor reported that it realized a loss with respect to PSI Strategic and PSI Tactical, operating at essentially “break even” with respect to PSI Total, and realized a modest profit with respect to PSI Market. The Trustees concluded that the Advisor’s profitability, if any, was not excessive.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of PSI Market Neutral Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund and PSI Total Return Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.
44

SUPPLEMENTAL INFORMATION (Continued) (Unaudited)

June 30, 2014

PSI Calendar Effects Fund (Adviser – Portfolio Strategies, Inc.)*

In connection with the regular meeting held on June 19-20, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement between Portfolio Strategies, Inc. (the “Advisor”) and the Trust (the “Advisory Agreement”), with respect to PSI Calendar Effects Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process. The Trustees relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted the Advisor’s long history as an investment adviser, having registered in 1982, and further noted it manages approximately $308 million in assets for individuals, endowments, foundations, and corporations. The Trustees reviewed the background information provided on the key personnel who will be responsible for managing the Fund and were satisfied with their years of experience in research, trading, risk management, sales and marketing and viewed their overall experience as a positive. They considered compliance, noting the Advisor’s Chief Compliance Officer’s responsibilities and oversight of compliance with mutual fund regulations and daily monitoring of the Fund’s holdings to comply with all other compliance items related to 1940 Act regulations, investment limitations and adherence to the Fund’s prospectus. The Trustees discussed a 2011 SEC examination of the Advisor, and were satisfied all issues have been addressed, in reliance on information from the adviser that it has identified a strong candidate to add to the compliance team and there have not been any subsequent material compliance or litigation issues reported. The Trustees concluded the adviser has a long history and proven track record and the Trustees are satisfied the adviser has the capability and experience to provide a high quality of service to the Fund for the benefit of future shareholders.

Performance. The Trustees reviewed the prior performance of the Advisor’s Index Plus Program, a composite of separate accounts managed with an investment objective and strategy that is comparable to the Fund. They noted it has outperformed its benchmark since inception in 2002 and for the 5-year and 10-year periods, and only slightly underperformed over the 1-year period (8.12% vs. 8.25%). After discussion, the Trustees concluded they have a reasonable expectation that the Advisor will be able to provide returns in line with the Fund’s investment objective.

Fees and Expenses. The Trustees noted the Advisor proposed to charge a 1.00% advisory fee. They compared the proposed fee to that of the Morningstar Moderate Allocation Category and the Fund’s peer group, noting the proposed fee is higher than the average of both benchmarks (0.48% and 0.902%, respectively), but well below the high end of each range (1.50%). They noted the Fund’s estimated expense ratio, 1.90%, was also higher than the average net expense ratio of its peer group and Morningstar Category (both at 1.62%) but again lower than the high end of 2.25%. They discussed that fact that the proposed advisory fee is below the fees charged to the Advisor’s separately managed accounts in the Index Plus Program, which are charged between 2.0% and 2.96%. The Trustees concluded the proposed advisory fees are within the range of fees charged by similar funds and they are not unreasonable.

45

SUPPLEMENTAL INFORMATION (Continued) (Unaudited)

June 30, 2014

Economies of Scale. The Trustees noted the Advisor has agreed to an expense cap, which provides shareholders an immediate benefit from exposure to higher expenses. They further noted the adviser has agreed to discuss breakpoints once the Fund reaches $100 million. The Trustees concluded that discussions of breakpoints at higher asset levels were appropriate and agreed to revisit the issue as the Fund’s asset levels grow.

Profitability. The Trustees reviewed the Advisor’s profitability analysis and noted that the adviser (or an affiliate) will receive sub-transfer agent fees for certain accounts invested in the Fund, and the Advisor will benefit from research obtained using soft dollars generated by Fund trades. The Trustees concluded that estimated profits, while not unsubstantial, would not be unreasonable considering the high quality services expected to be provided and the fact that the Fund will be utilized primarily by the Advisor’s separate account clients who are accustomed to paying higher fees.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of the PSI Calendar Effects Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
46

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	103	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	103	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	103	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	103	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

6/30/14 – NLFT_v3

47

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	103	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-928-9774.

6/30/14 – NLFT_v3

48

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
49

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
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52

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR

Portfolio Strategies, Inc.

1724 W Union Avenue, Suite 200

Tacoma, WA 98405

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl,  Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $58,750

2013 - $45,000

(b)

Audit-Related Fees

2013 - None

2012 – None

(c)

Tax Fees

2014 - $12,500

2013 - $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $12,500

2013 - $10,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/3/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/3/14